UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4765

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	11/30

Date of reporting period:	5/31/05

SSL-DOCS2 70134233v5

FORM N-CSR
Item 1.	Reports to Stockholders.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

Dreyfus Premier
New York Municipal Bond Fund

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Premier New York Municipal Bond Fund, covering the six-month period from December 1, 2004, through May 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Monica S.Wieboldt.

Despite occasional bouts of heightened volatility, the six-month reporting period produced generally good results for longer-term municipal bonds. Although the Federal Reserve Board began to raise short-term interest rates in June 2004, longer-term bonds remained remarkably resilient as investors responded to new signs of global economic weakness. These factors supported a market rally in April and May 2005, which more than offset earlier weakness among tax-exempt bonds, including those with intermediate-term maturities.

According to our economists, recent market turbulence probably is the result of a transition to a more mature phase of the economic cycle; one that typically is characterized by tighter monetary policy and slowing corporate profit growth.At times such as these, we believe it is especially important for investors to stay in touch with their financial advisors, as they can help you decide what adjustments, if any, you should make to your long-term investment strategy.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Monica S. Wieboldt, Senior Portfolio Manager

How did Dreyfus Premier New York Municipal Bond Fund
perform relative to its benchmark?

For the six-month period ended May 31, 2005, the fund achieved total returns of 2.93% for Class A shares, 2.67% for Class B shares and 2.55% for Class C shares.1 The Lehman Brothers Municipal Bond Index, the fund’s benchmark, achieved a total return of 3.51% for the same period.2

Although rising interest rates eroded prices of shorter-term municipal bonds during the reporting period, longer-term securities gained value as inflationary pressures appeared to remain subdued. The fund produced lower returns than its benchmark, primarily due to its emphasis on intermediate-term bonds, where volatility was pronounced during the reporting period. In addition, the fund’s benchmark contains bonds from many states, not just New York, and does not reflect fees and other expenses.

What is the fund’s investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city income taxes to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, New York state and New York city personal income taxes. The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)

may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments.We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

The U.S. economic recovery persisted during the reporting period, and the Federal Reserve Board continued to raise interest rates at each meeting of its Federal Open Market Committee. As a result, the overnight federal funds rate climbed from 2% at the start of the reporting period to 3% at the end of the reporting period.While high energy prices and a strengthening labor market fueled inflation concerns early in the reporting period, signs of renewed economic weakness in the spring of 2005 helped ease investors’ inflation concerns. Consequently, the municipal bond market rallied, helping it produce a solidly positive total return for the reporting period overall.

Tax-exempt securities from New York issuers were further buoyed by improving economic conditions, particularly for New York City, which received a credit-rating upgrade in May 2005 from one of the major bond rating agencies. Because New York issuers had less need to borrow, the volume of new bond issuance declined compared to the same period one year earlier, generally supporting bond prices of New York issues during the reporting period.

The fund began the reporting period with relatively light exposure to shorter-term securities, focusing instead on bonds in the middle of the intermediate-term range, generally the 10- to 20-year range.This strat-

4

egy was intended to protect the fund from volatility that historically has eroded shorter- and longer-term bond prices during periods of rising interest rates. Through most of the reporting period, however, longer-term bond prices remained remarkably resilient, and volatility proved to be more severe among short-term bonds and, to a lesser extent, intermediate-term bonds.

Later in the reporting period, we shifted our focus toward longer-term securities, extending the fund’s average duration — a measure of sensitivity to changing interest rates — toward a range we considered slightly longer than average.This shift helped the fund participate more fully in the springtime market rally. However, better relative performance later in the reporting period was not enough to offset earlier weakness.

What is the fund’s current strategy?

In anticipation of further increases in interest rates, we have maintained the fund’s relatively light exposure to shorter-term securities. In addition, we have rebalanced the fund’s holdings to take advantage of relative values at different points along the maturity spectrum, and we have continued to look for opportunities to boost the fund’s yield.

June 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New York residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment-
grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

The Fund

5

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier New York Municipal Bond Fund from December 1, 2004 to May 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.81	$ 7.38	$ 8.58
Ending value (after expenses)	$1,029.30	$1,026.70	$1,025.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2005

	Class A	Class B	Class C

Expenses paid per $1,000 †	$ 4.78	$ 7.34	$ 8.55
Ending value (after expenses)	$1,020.19	$1,017.65	$1,016.45

† Expenses are equal to the fund’s annualized expense ratio of .95% for Class A, 1.46% for Class B and 1.70%
for Class C; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
May 31, 2005 (Unaudited)

	Principal
Long-Term Municipal Investments—96.5%	Amount ($)		Value ($)

New York—89.6%
Buffalo Fiscal Stability Authority, Sales Tax and
State Aid Revenue
5%, 9/1/2016 (Insured; MBIA)	2,305,000		2,557,513
Erie County Industrial Development Agency,
School Facility Revenue (City School District of
Buffalo Project) 5.75%, 5/1/2024 (Insured; FSA)	1,500,000		1,736,010
Huntington Housing Authority, Senior Housing
Facility Revenue (Gurwin Jewish
Senior Residences) 6%, 5/1/2029	1,370,000		1,351,601
Jefferson County Industrial Development Agency,
SWDR (International Paper Co.)
5.20%, 12/1/2020	1,465,000		1,497,098
Long Island Power Authority, Electric System Revenue:
5.25%, 12/1/2014	3,000,000		3,353,820
5%, 9/1/2033 (Insured; CIFG Assurance)	1,000,000		1,050,600
Metropolitan Transportation Authority, Revenue:
5.50%, 11/15/2018 (Insured; AMBAC)	4,000,000		4,513,920
5%, 11/15/2021 (Insured; AMBAC)	1,500,000		1,638,510
Dedicated Tax Fund:
5.25%, 11/15/2025 (Insured; FSA)	2,000,000		2,179,940
Transit Facilities:
5.125%, 7/1/2014
(Insured; FSA) (Prerefunded 1/1/2012)	1,225,000	[a]	1,359,726
5.125%, 7/1/2014
(Insured; FSA) (Prerefunded 7/1/2012)	2,775,000	[a]	3,095,263
Nassau County Industrial Development Agency, IDR
(Keyspan—Glenwood) 5.25%, 6/1/2027	4,000,000		4,201,080
Newburg Industrial Development Agency, IDR
(Bourne and Kenney Redevelopment Co.)
5.75%, 8/1/2032 (Guaranteed; SONYMA)	1,000,000		1,076,230
New York City:
6.75%, 2/1/2009	2,000,000		2,243,540
6%, 8/1/2017	1,130,000		1,203,394
6%, 8/1/2017 (Prerefunded 8/1/2007)	1,870,000	[a]	2,011,447
5.375%, 12/1/2020	1,000,000		1,089,240
5%, 8/1/2021	2,000,000		2,126,060
5.50%, 8/1/2021	2,000,000		2,199,100
5%, 8/1/2021	2,000,000		2,137,160
5.25%, 8/15/2024	2,420,000		2,622,772
5%, 4/1/2030	2,500,000		2,635,900
5%, 4/1/2035	3,800,000		3,997,258

The Fund

7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
New York City Housing Development Corp., Revenue
(New York City Housing Program)
5%, 7/1/2025 (Insured; FGIC)	1,000,000		1,073,260
New York City Industrial Development Agency:
Civic Facility Lease Revenue
(College of Aeronautics Project) 5.45%, 5/1/2018	1,000,000		1,035,160
(7 World Trade Center Project) 6.25%, 3/1/2015	1,000,000		1,029,450
New York City Municipal Water Finance Authority,
Water and Sewer Systems Revenue:
5.25%, 6/15/2034	2,000,000		2,136,840
5%, 6/15/2037	2,500,000		2,650,425
New York City Transitional Finance Authority, Revenue:
6%, 11/15/2013	450,000		515,520
5.50%, 11/1/2026	2,000,000		2,238,140
5.25%, 2/1/2029	2,450,000		2,680,006
New York State Dormitory Authority, Revenues:
(Consolidated City University System):
5.75%, 7/1/2009 (Insured; AMBAC)	3,000,000		3,277,470
5.75%, 7/1/2013 (Insured; AMBAC)	1,000,000		1,149,140
5.625%, 7/1/2016	4,000,000		4,622,240
5.75%, 7/1/2016 (Insured; FGIC)	1,000,000		1,116,990
5.75%, 7/1/2018 (Insured; FSA)	1,000,000		1,184,860
(Court Facilities) 5.25%, 5/15/2015	3,000,000		3,305,040
Health Hospital and Nursing Home:
(Catholic Health of Long Island)	2,000,000		2,079,860
5%, 7/1/2021
(Department of Health):
5%, 7/1/2014	2,000,000		2,201,400
5.75%, 7/1/2017 (Prerefunded 7/1/2016)	390,000	[a]	409,730
5%, 7/1/2025 (Insured; CIFG Assurance)	2,500,000		2,670,375
(Ideal Senior Living Center Housing Corp.)
5.90%, 8/1/2026 (Insured; MBIA and FHA)	1,000,000		1,042,260
(Lutheran Medical Center)
5%, 8/1/2014 (Insured; MBIA)	1,000,000		1,091,760
Mental Health Facilities Improvement:
5%, 2/15/2028	880,000		920,700
5%, 2/15/2028 (Prerefunded 2/15/2014)	120,000	[a]	133,259
(Miriam Osborn Memorial Home)
6.875%, 7/1/2019 (Insured; ACA)	1,000,000		1,134,730
(Municipal Health Facilities Improvement
Program) 5.50%, 5/15/2024 (Insured; FSA)	1,000,000		1,041,150
(New York Methodist Hospital) 5.25%, 7/1/2024	1,750,000		1,882,720

8

	Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New York (continued)
New York State Dormitory Authority, Revenues (continued):
Health Hospital and Nursing Home (continued):
(North General Hospital)
5.75%, 2/15/2016	3,000,000	3,392,760
(Winthrop South Nassau University Hospital)
5.50%, 7/1/2023	1,650,000	1,763,586
(Long Island University) 5.50%, 9/1/2020	1,585,000	1,738,888
(Manhattan College) 5.50%, 7/1/2016	975,000	1,073,387
(Rochester University) 5%, 7/1/2034	2,870,000	3,011,950
(State Personal Income Tax)
5.375%, 3/15/2022	1,000,000	1,135,780
(State University Educational Facilities):
5.875%, 5/15/2017	2,000,000	2,373,900
5.50%, 5/15/2026 (Insured; FSA)
(Prerefunded 5/15/2006)	5,000,000 [a]	5,225,400
5.50%, 7/1/2026 (Insured; FGIC)	1,000,000	1,127,080
New York State Housing Finance Agency,
Service Contract Obligation Revenue:
6.25%, 9/15/2010
(Prerefunded 9/15/2007)	1,920,000 [a]	2,043,322
5.50%, 9/15/2018	1,650,000	1,753,884
New York State Local Government Corporation
5%, 4/1/2021 (Insured; FGIC)	2,000,000	2,236,560
New York State Power Authority, Revenue:
5%, 11/15/2015 (Insured; MBIA)	4,000,000	4,372,840
5%, 11/15/2020	2,000,000	2,138,440
New York State Thruway Authority, Service Contract
Revenue:
5%, 1/1/2024 (insured; AMBAC)	2,000,000	2,155,360
(Local Highway and Bridge):
6%, 4/1/2011	1,955,000	2,094,156
5.75%, 4/1/2019	2,000,000	2,220,520
5.25%, 4/1/2020	2,500,000	2,779,775
New York State Urban Development Corp., Revenue:
Correctional & Youth Facilities
5%, 1/1/2027	2,000,000	2,112,240
Personal Income Tax
5.50%, 3/15/2017 (Insured; FGIC)	2,450,000	2,803,486
Niagara County Industrial Development Agency, SWDR:
5.55%, 11/15/2024	1,000,000	1,077,390
5.625%, 11/15/2024	2,000,000	2,149,100

The Fund

9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Long-Term Municipal Investments (continued)	Amount ($)		Value ($)

New York (continued)
Niagara Frontier Transportation Authority, Airport Revenue
(Buffalo Niagara International Airport)
5.625%, 4/1/2029 (Insured; MBIA)	2,000,000		2,150,340
Orange County Industrial Development Agency,
Life Care Community Revenue
(Glen Arden Inc. Project) 5.625%, 1/1/2018	1,000,000		906,500
Port Authority of New York and New Jersey
(Consolidated Thirty Seventh Series)
5.50%, 7/15/2018 (Insured; FSA)	3,000,000		3,380,280
Rensselaer County Industrial Development Agency, IDR
(Albany International Corp.)
7.55%, 6/1/2007 (LOC; Norstar Bank)	1,500,000		1,619,145
Tobacco Settlement Financing Corporation:
5.50%, 6/1/2018	1,000,000		1,116,320
5.50%, 6/1/2021	3,000,000		3,310,890
Triborough Bridge and Tunnel Authority, Revenue:
5%, 11/15/2032 (Insured; MBIA)	2,000,000		2,104,740
Highway and Toll 6%, 1/1/2012	2,000,000		2,271,020
Ulster County Industrial Development Agency,
Civic Facility Revenue
(Benedictine Hospital Project) 6.40%, 6/1/2014	730,000		711,538
Watervliet Housing Authority, Residential Housing
Revenue (Beltrone Living Center Project)
6%, 6/1/2028	1,000,000		940,180
U.S. Related—6.9%
Children’s Trust Fund of Puerto Rico, Tobacco Settlement
Asset Backed 6%, 7/1/2026 (Prerefunded 7/1/2010)	2,000,000	[a]	2,263,240
Commonwealth of Puerto Rico, Public Improvement
5.50%, 7/1/2020 (Insured; MBIA)	1,870,000		2,228,778
Puerto Rico Electric Power Authority, Power Revenue
5.625%, 7/1/2019 (Insured; FSA)	2,000,000		2,257,400
Puerto Rico Highway and Transportation Authority,
Transportation Revenue
5.75%, 7/1/2019 (Insured; MBIA)	1,500,000		1,691,985
Puerto Rico Industrial Medical, Educational and
Environmental Pollution Control Facilities Financing
Authority, HR (Saint Luke’s Hospital Project)
6.25%, 6/1/2010 (Prerefunded 6/1/2006)	880,000	[a]	903,082
Virgin Islands Public Finance Authority, Revenue
5.50%, 10/1/2014	3,000,000		3,185,040
Total Long-Term Municipal Investments
(cost $166,857,968)			176,319,949

	Principal
Short-Term Municipal Investments—3.3%	Amount ($)	Value ($)

New York City Transitional Finance Authority, VRDN
(New York City Recovery) 2.88%
(SBPA; Bank of New York)
(cost $6,000,000)	6,000,000 [b]	6,000,000

Total Investments (cost $172,857,968)	99.8%	182,319,949
Cash and Receivables (Net)	.2%	393,453
Net Assets	100.0%	182,713,402

The Fund

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	LOC	Letter of Credit
AMBAC	American Municipal Bond	MBIA	Municipal Bond Investors Assurance
	Assurance Corporation		Insurance Corporation
FGIC	Financial Guaranty Insurance	SBPA	Stand by Bond Purchase Agreement
	Company	SONYMA	State of New York Mortgage Agency
FHA	Federal Housing Administration	SWDR	Solid Waste Disposal Revenue
FSA	Financial Security Assurance	VRDN	Variable Rate Demand Notes
IDR	Industrial Development Revenue

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	41.4
AA		Aa		AA	26.9
A		A		A	23.2
BBB		Baa		BBB	5.3
Not Rated [c]		Not Rated [c]		Not Rated [c]	3.2
					100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Securities payable on demand.Variable rate interest—subject to periodic change.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2005 (Unaudited)

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		172,857,968	182,319,949
Cash			784,176
Interest receivable			2,342,456
Receivable for shares of Beneficial Interest subscribed			47,589
Prepaid expenses			19,190
			185,513,360

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			142,688
Payable for investment securities purchased			2,511,689
Payable for shares of Beneficial Interest redeemed			112,512
Accrued expenses			33,069
			2,799,958

Net Assets ($)			182,713,402

Composition of Net Assets ($):
Paid-in capital			171,064,781
Accumulated undistributed investment income—net			39,781
Accumulated net realized gain (loss) on investments			2,146,859
Accumulated net unrealized appreciation
(depreciation) on investments			9,461,981

Net Assets ($)			182,713,402

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	146,785,293	27,725,175	8,202,934
Shares Outstanding	9,696,497	1,831,762	541,879

Net Asset Value Per Share ($)	15.14	15.14	15.14

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2005 (Unaudited)

Investment Income ($):
Interest Income	4,342,444
Expenses:
Management fee—Note 3(a)	514,067
Shareholder servicing costs—Note 3(c)	296,704
Distribution fees—Note 3(b)	105,663
Professional fees	25,892
Registration fees	14,792
Custodian fees	13,063
Prospectus and shareholders’ reports	6,577
Trustees’ fees and expenses—Note 3(d)	4,188
Loan commitment fees—Note 2	982
Miscellaneous	12,167
Total Expenses	994,095
Investment Income-Net	3,348,349

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	2,021,661
Net unrealized appreciation (depreciation) on investments	(63,710)
Net Realized and Unrealized Gain (Loss) on Investments	1,957,951
Net Increase In Net Assets Resulting from Operations	5,306,300

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2005	Year Ended
	(Unaudited)	November 30, 2004

Operations ($):
Investment income—net	3,348,349	7,424,390
Net realized gain (loss) on investments	2,021,661	363,192
Net unrealized appreciation
(depreciation) on investments	(63,710)	(2,836,666)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,306,300	4,950,916

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(2,752,913)	(5,956,362)
Class B shares	(463,720)	(1,153,860)
Class C shares	(128,968)	(305,989)
Net realized gain on investments:
Class A shares	(187,825)	(1,636,350)
Class B shares	(37,524)	(388,816)
Class C shares	(11,129)	(117,987)
Total Dividends	(3,582,079)	(9,559,364)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	5,525,226	15,193,366
Class B shares	740,764	1,516,036
Class C shares	364,124	2,253,245
Dividends reinvested:
Class A shares	2,042,613	5,445,832
Class B shares	285,889	934,847
Class C shares	82,720	263,165
Cost of shares redeemed:
Class A shares	(15,335,485)	(24,228,395)
Class B shares	(4,530,078)	(9,836,828)
Class C shares	(1,392,564)	(5,469,081)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(12,216,791)	(13,927,813)
Total Increase (Decrease) in Net Assets	(10,492,570)	(18,536,261)

Net Assets ($):
Beginning of Period	193,205,972	211,742,233
End of Period	182,713,402	193,205,972

		The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Six Months Ended
	May 31, 2005	Year Ended
	(Unaudited)	November 30, 2004

Capital Share Transactions:
Class A [a]
Shares sold	366,236	1,000,567
Shares issued for dividends reinvested	135,524	360,440
Shares redeemed	(1,017,304)	(1,611,266)
Net Increase (Decrease) in Shares Outstanding	(515,544)	(250,259)

Class B [a]
Shares sold	49,328	99,739
Shares issued for dividends reinvested	18,969	61,860
Shares redeemed	(300,977)	(651,879)
Net Increase (Decrease) in Shares Outstanding	(232,680)	(490,280)

Class C
Shares sold	24,079	147,671
Shares issued for dividends reinvested	5,488	17,405
Shares redeemed	(92,533)	(357,182)
Net Increase (Decrease) in Shares Outstanding	(62,966)	(192,106)

[a]	During the period ended May 31, 2005, 114,290 Class B shares representing $1,721,448 were automatically converted to 114,290 Class A shares and during the period ended November 30, 2004, 226,556 Class B shares representing $3,429,242 were automatically converted to 226,542 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased or (decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
May 31, 2005			Year Ended November 30,

Class A Shares	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	15.00	15.33	15.11	14.80	14.34	14.01
Investment Operations:
Investment income—net	.28[b]	.58[b]	.60[b]	.67[b]	.68	.69
Net realized and unrealized
gain (loss) on investments	.16	(.17)	.30	.31	.46	.42
Total from Investment Operations	.44	.41	.90	.98	1.14	1.11
Distributions:
Dividends from investment
income—net	(.28)	(.58)	(.60)	(.67)	(.68)	(.69)
Dividends from net realized
gain on investments	(.02)	(.16)	(.08)	—	—	(.09)
Total Distributions	(.30)	(.74)	(.68)	(.67)	(.68)	(.78)
Net asset value, end of period	15.14	15.00	15.33	15.11	14.80	14.34

Total Return (%) [c]	2.93[d]	2.71	6.11	6.76	8.05	8.17

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.95[e]	.94	.94	.96	.92	.97
Ratio of net investment income
to average net assets	3.70[e]	3.81	3.94	4.49	4.58	4.92
Portfolio Turnover Rate	29.33[d]	21.53	44.33	24.22	23.65	19.02

Net Assets, end of period
($ x 1,000)	146,785	153,173	160,371	151,658	149,772	131,482

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 4.48% to 4.49%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.
The Fund 17

FINANCIAL HIGHLIGHTS (continued)
Six Months Ended
May 31, 2005			Year Ended November 30,

Class B Shares	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	15.00	15.33	15.11	14.80	14.34	14.01
Investment Operations:
Investment income—net	.24[b]	.50[b]	.53[b]	.59[b]	.60	.62
Net realized and unrealized
gain (loss) on investments	.16	(.17)	.29	.32	.46	.42
Total from Investment Operations	.40	.33	.82	.91	1.06	1.04
Distributions:
Dividends from investment
income—net	(.24)	(.50)	(.52)	(.60)	(.60)	(.62)
Dividends from net realized
gain on investments	(.02)	(.16)	(.08)	—	—	(.09)
Total Distributions	(.26)	(.66)	(.60)	(.60)	(.60)	(.71)
Net asset value, end of period	15.14	15.00	15.33	15.11	14.80	14.34

Total Return (%) [c]	2.67[d]	2.18	5.57	6.23	7.50	7.62

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.46[e]	1.45	1.44	1.46	1.42	1.48
Ratio of net investment income
to average net assets	3.19[e]	3.30	3.43	3.97	4.07	4.42
Portfolio Turnover Rate	29.33[d]	21.53	44.33	24.22	23.65	19.02

Net Assets, end of period
($ x 1,000)	27,725	30,960	39,155	39,763	32,484	36,669

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.96% to 3.97%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.
18

Six Months Ended
May 31, 2005			Year Ended November 30,

Class C Shares	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	15.00	15.33	15.11	14.81	14.35	14.02
Investment Operations:
Investment income—net	.22[b]	.46[b]	.48[b]	.55[b]	.57	.58
Net realized and unrealized
gain (loss) on investments	.16	(.17)	.31	.31	.46	.42
Total from Investment Operations	.38	.29	.79	.86	1.03	1.00
Distributions:
Dividends from investment
income—net	(.22)	(.46)	(.49)	(.56)	(.57)	(.58)
Dividends from net realized
gain on investments	(.02)	(.16)	(.08)	—	—	(.09)
Total Distributions	(.24)	(.62)	(.57)	(.56)	(.57)	(.67)
Net asset value, end of period	15.14	15.00	15.33	15.11	14.81	14.35

Total Return (%) [c]	2.55[d]	1.94	5.32	5.93	7.23	7.36

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.70[e]	1.69	1.68	1.69	1.67	1.74
Ratio of net investment income
to average net assets	2.95[e]	3.06	3.16	3.71	3.77	4.18
Portfolio Turnover Rate	29.33[d]	21.53	44.33	24.22	23.65	19.02

Net Assets, end of period
($ x 1,000)	8,203	9,072	12,216	7,895	4,879	1,787

[a]	As required, effective December 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on a scientific basis for debt
securities.The effect of this change for the period ended November 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.70% to 3.71%. Per share data and ratios/supplemental data for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Exclusive of sales charge.
[d]	Not Annualized.
[e]	Annualized.
See notes to financial statements.
The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Premier New York Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment com-pany.The fund’s investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

20

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2004, were as follows: tax exempt $7,416,210, ordinary income $325,673 and long term capital gain $1,817,481. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended May 31, 2005, the fund did not borrow under the Facility.

22

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended May 31, 2005, the Distributor retained $8,250 from commissions earned on sales of the fund’s Class A shares and $59,474 and $1,268 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended May 31, 2005, Class B and Class C shares were charged $72,851 and $32,812, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2005, Class A, Class B and Class C shares were charged $186,304, $36,426 and $10,937, respectively, pursuant to the Shareholder Services Plan.

The Fund

23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended May 31, 2005, the fund was charged $30,589 pursuant to the transfer agency agreement.

During the period ended May 31, 2005, the fund was charged $1,693 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $85,205, Rule 12b-1 distribution plan fees $17,061, shareholder services plan fees $38,729 and chief compliance officer fees $1,693.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended May 31, 2005, amounted to $53,988,255 and $65,011,970, respectively.

At May 31, 2005, accumulated net unrealized appreciation on investments was $9,461,981, consisting of $9,653,790 gross unrealized appreciation and $191,809 gross unrealized depreciation.

At May 31,2005,the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

In early 2004, two purported class and derivative actions were filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC, and certain directors of the Dreyfus Funds and the Dreyfus Founders Funds (together, the “Funds”) in the United States District Court for the Western District of Pennsylvania. In September 2004, plaintiffs served a Consolidated Amended Complaint (the

24

“Amended Complaint”) on behalf of a purported class of all persons who acquired interests in any of the Funds between January 30, 1999 and November 17, 2003, and derivatively on behalf of the Funds.The Amended Complaint in the newly styled In re Dreyfus Mutual Funds Fee Litigation also named the Distributor, Premier Mutual Fund Services, Inc. and two additional Fund directors as defendants and alleges violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Pennsylvania Unfair Trade Practices and Consumer Protection Law and common-law claims. Plaintiffs seek to recover allegedly improper and excessive Rule 12b-1 and advisory fees allegedly charged to the Funds for marketing and distribution services. More specifically, plaintiffs claim, among other things, that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend the Funds over other funds, and that such payments were not disclosed to investors. In addition, plaintiffs assert that economies of scale and soft-dollar benefits were not passed on to the Funds. Plaintiffs further allege that 12b-1 fees were improperly charged to certain of the Funds that were closed to new investors.The Amended Complaint seeks compensatory and punitive damages, rescission of the advisory contracts, and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. As noted, some of the claims in this litigation are asserted derivatively on behalf of the Funds that have been named as nominal defendants. With respect to such derivative claims, no relief is sought against the Funds. Dreyfus believes the allegations to be totally without merit and intends to defend the action vigorously. In November 2004, all named defendants moved to dismiss the Amended Complaint in the whole or substantial part. Briefing was completed in May 2005.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Funds believe that any of the pending actions will have a material adverse effect on the Funds or Dreyfus’ ability to perform its contract with the Funds.

The Fund

25

For	More	Information

Dreyfus Premier
New York Municipal
Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2004, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2005 Dreyfus Service Corporation

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

SSL-DOCS2 70134233v5

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER NEW YORK MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	July 28, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

SSL-DOCS2 70134233v5

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	July 28, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	July 28, 2005

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

SSL-DOCS2 70134233v5